SBC Medical Group Holdings, Inc.

2Q2025

Investor Presentation

August 2025

Disclaimer

This presentation contains forward-looking statements. Forward-looking statements are not historical facts or statements of current conditions but instead represent only the Company's beliefs regarding future events and performance, many of which, by their nature, are inherently uncertain and outside of the Company's control. These forward-looking statements reflect the Company's current views with respect to, among other things, the Company's financial performance; growth in revenue and earnings; business prospects and opportunities; and capital deployment plans and liquidity. In some cases, forward-looking statements can be identified by the use of words such as "may," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "hopes" or the negative of these or similar terms. The Company cautions readers not to place undue reliance upon any forward-looking statements, which are current only as of the date of this presentation and are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. The forward-looking statements are based on management's current expectations and are not guarantees of future performance. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. Factors that may cause actual results to differ materially from current expectations may emerge from time to time, and it is not possible for the Company to predict all of them; such factors include, among other things, changes in global, regional, or local economic, business, competitive, market and regulatory conditions, and those listed under the heading "Risk Factors" and elsewhere in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov.The Company uses non-GAAP measures, such as EBITDA, in evaluating its operating results and for financial and operational decision-making purposes. The Company believes that the non-GAAP financial measures help identify underlying trends in its business. The Company believes that the non-GAAP financial measures provide useful information about the Company's results of operations, enhance the overall understanding of the Company's past performance and future prospects and allow for greater visibility with respect to key metrics used by the Company's management in its financial and operational decision-making. The non-GAAP financial measures are not defined under U.S. GAAP and are not presented in accordance with U.S. GAAP. The non-GAAP financial measures have limitations as analytical tools, and when assessing the Company's operating performance, cash flows or liquidity, investors should not consider them in isolation, or as a substitute for net loss, cash flows provided by operating activities or other consolidated statements of operations and cash flows data prepared in accordance with U.S. GAAP. The Company mitigates these limitations by reconciling the non-GAAP financial measures to the most comparable U.S. GAAP performance measures, all of which should be considered when evaluating the Company's performance. For more information on the non-GAAP financial measures, please see the table captioned "Reconciliation Table on Non-GAAP Financials" on the slide titled "Non-GAAP Financial Measure."

Table of Contents

Ⅰ. Franchise Clinics Performance Highlights

1H25 Franchise Clinics Performance Highlights

- With the addition of JUN CLINIC, the number of franchise locations has expanded to 259, and the annual number of customer visits continues to grow steadily

Franchise Clinics Key Figures

Number of Franchise Locations[1]
at the end of Jul 25

259 locations
(vs Jul 24 +36 locations / +16%)

Repeat Rate[2 3 4]

72 %

Total Revenue[5 6 8 9]

$557 MM (YoY(2)%)
from Existing Clinics : $551MM (YoY(3)%)
from New Clinics : $6MM

Number of Customers[3 5 7 10] /Unique Number (Annually)

6.31 MM / 2.00 MM
(YoY +14%) (YoY +10%)

Average Revenue per Visit[3 5 8 9]

$279 (YoY (13)%)
SBC Clinics : $289 (YoY(15)%)
Rize Gorilla Clinics : $260 (YoY +8%)

Revenue Distribution (YoY)[5 8 9]



1%
Overseas
+0pt
Medical
+0pt
16%
Aesthetic
Surgery
(3)pt
25%
58%
Aesthetic
Dermatology
+3pt

[1] The figures take into accounts of the franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH, JUN CLINIC
[2] The figures take into accounts franchising of SBC brand clinics, Rize Clinic and Gorilla Clinic
[3] Excluding Free Counseling
[4] The percentage of customers who visited our franchisee's clinics twice or more
[5] The figures take into accounts franchising of SBC brand clinics, Rize Clinic and Gorilla Clinic, AHH
[6] Clinics opened on or after January 1, 2025, are classified as new clinics
[7] The applicable periods are from July 1, 2024, to June 30, 2025
[8] Calculated at JPY 148.5 / USD, JPY 112.0 / SGD, JPY 0.006 / VND
[9] After Point/Ticket Discount
[10] The unique user count (AHH only) is estimated based on the ratio to the annual number of customers of the SBC brand clinics, RIZE Clinic, Gorilla Clinic

Trends in Number of Locations and Customers

- Our network of clinics and our customer base are continually expanding, solidifying our position as a market leader with an international presence

Number of Locations[1]
– Historical Trend (until July 2025)



JUN CLINIC
AHH
Existing Clinics
(Locations)
215
218
224
249
251
253
259
6
21
21
21
21
215
218
224
228
230
232
232
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
Jul 25

Number of Customers[2] [3]
– Historical Trend (until June 2025)



(K People)
1,368
1,455
1,495
1,612
1,574
1,626
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25

[1] The figures take into accounts franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH, JUN CLINC
[2] The figures take into accounts franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic, AHH
[3] Excluding Free Counseling

Ⅱ. Financial Results for 2Q25

Income Statement (Consolidated)

- The foundation for future growth has been solidified, although revenues declined due to business restructuring (withdrawal from the staffing business and deconsolidation of certain affiliates) and revisions to franchise fees

(MM US$)	2Q25	% YoY	2Q24	1H25	% YoY	1H24
Total revenues ❶	43	(18)%	53	91	(16)%	108
Franchising Revenue	10	(32)%	15	26	(13)%	30
Procurement services	16	+16%	14	30	+13%	27
Management services	5	(69)%	17	14	(57)%	32
Rental services	7	+98%	3	12	+77%	7
Other	6	+17%	5	9	(29)%	12
Cost of Revenues	13	(2)%	14	23	(21)%	29
Gross Profit	30	(24)%	39	68	(14)%	79
Operating expenses	15	+27%	12	29	+7%	27
Income from operations	15	(47)%	27	39	(25)%	52
Net income attributable to SBC Medical Group Holdings Incorporated ❷	2	(87)%	18	24	(36)%	37

[1]Exchange Rate(Year-To-Date Ave.) 1H2025 148.5 JPY/USD

❶ Total revenues

- Franchise fee revisions had a negative impact of US$ (7.4)MM on franchise and management service revenue.
- Increased point usage at locations and reduced point-related revenue by US$ (4.3)MM.
- Procurement and rental revenue increased due to higher medical supply price and device replacements.

❷ Net income attributable to SBC Medical Group Holdings Incorporated

- The effective tax rate rose due to differences in aircraft sale recognition between J-GAAP and the US-GAAP, and the non-deductibility of certain executive compensation.

Ⅲ. Business Strategies by Segment

JUN CLINIC's Participation

- Through this strategic acquisition, SBC expects to expand its beauty clinic business domain and strengthen its aesthetic dermatology domain

Acquisition Overview

- MB Career Lounge, Inc. ("MB") is an operational company providing management services to medical clinics
- Through this transaction, JUN CLINIC ("JUN"), supported by MB, joined SBC's clinic network

Features of JUN

- JUN operates, **6 clinics** serving both urban and rural areas, and caters to a diverse customer base tailored to regional needs
- JUN provides **customized comprehensive treatments** by combining multiple therapies tailored to individual skin conditions based on skin diagnostics using VISIA imaging, and has earned high acclaim under the supervision of plastic surgeons
- Its business model is characterized by a sustainable structure that maintains price competitiveness through a "fixed-price x personalized" treatment approach, backed by **high customer satisfaction and retention rates**

Strategic Background

- **Expansion of Business Portfolio:** Incorporating "customized treatment" as a specialized and differentiating factor in the aesthetic dermatology field
- **A new pillar supporting customer acquisition and revenue:** Established a high-profitability model that balances price appeal and clinic profitability, and it is expected to become a strong customer acquisition point and revenue driver for SBC
- **Regional scalability:** We can capture demand across a wide range of areas, from regional core cities to urban areas, contributing to the strengthening of the SBC network


VISIA
COMPLEXION ANALYSIS

Strategic Initiatives in Aesthetic Dermatology

- To accurately capture diversifying customer base, we are promoting a multi-brand strategy
- Accelerating our shift from general surgery to efficient, specialized dermatology in response to the rise of non-Surgical treatments

Acceleration of multi-brand expansion in the dermatology field

Entry Segment | Mass Segment | Expert Segment

Comprehensive Clinic Treatments — *Customer base*

Specialized Dermatology Clinic

Progress of multi-branding 2025-

Average Revenue per Visit

NEO SKIN CLINIC — **$308**[1,3,4]

JUN CLINIC — **$351**[2,3]

New Brand
Integration with Health Insurance Hybrid Model — (Currently preparing to open)

Response to industry changes

Transition to a specialized dermatology clinic
- Improved profitability through High-efficiency and low-cost operations

Dermatological Treatment Ratio

(MM Number of Treatments)


1.62
3.06
83%
17%
+5%
88%
12%
2017
2024
Non-Surgical
Surgical

Source: Japanese Society of Aesthetic Plastic Surgery (JSAPS) 2025 Survey

[1] Reference period: June 1, 2025 to June 30, 2025
[2] Reference period: January 1, 2025 to March 31, 2025
[3] Calculated at JPY 148.5 / USD
[4] After Point/Ticket Discount

Medical Tourism Strategy

- The number of overseas customers seeking Japan's high-quality and safe medical services continues to grow, particularly from China
- Strengthening foreign language support and information dissemination in China

Revenue[1]


(MM US$)
+83%
1.1
2.0
1H2024
1H2025
2H2027 Outlook

Number of customers


(# of Customers)
China
Other
+79%
4,794
3,413
1,381
8,605
6,765
1,840
1H2024
1H2025

[1] Calculated at JPY 148.5 / USD

[2] The figures take into accounts of the franchising of SBC brand clinics

Key initiatives

- Information dissemination via Chinese social media
- Increase in interpretation staff & app development
- Event in Shanghai
  - ➢ Seminars and counseling



小红书

Strategic Initiatives in The Medical Business

- Selectively expanding medical business in areas such as orthopedics, infertility treatment, and Alopecia treatment (AGA) from the perspectives of profitability and growth potential
- Leveraging management expertise gained through self-pay services to pursue further expansion

Orthopedics	InfertilityTreatment /Gynecology	Alopecia Treatment (AGA)
✓ Due to an aging population, the total medical expenses in the orthopedics field have expanded to **approx. 2.7 tn yen1** ✓ Leading market share in Tokyo for short stature treatment ✓ Aiming for further expansion through joint pain treatment and rehabilitation services ✓ **Opened a new clinic in Yokohama** in 1H25	✓ With Japan's birth rate hitting a new record low, we offer a wide range of treatments in the field of **egg freezing and reproductive medicine** ✓ **Government and local government subsidies** are also driving growth, enabling continued expansion ✓ **Opened a new clinic in Ikebukuro** in 1H25	✓ We offer **comprehensive treatments** incl. hair transplants and laser treatments on **the largest scale in Japan. (11 clinics + 22 clinics (Gorilla Clinic))** ✓ The Gorilla Clinic brand has begun offering AGA treatment ✓ We are the only provider in Japan to introduce **Folix**, a popular hair growth laser treatment in the U.S

[1] According to the "Overview of National Medical Expenses for Fiscal Year 2022" published by the Ministry of Health, Labour and Welfare, the total medical expenses for "Musculoskeletal and Connective Tissue Disorders" under the "Medical Expenses by Disease Classification" category.

Strategic Initiatives in Overseas Business

- Accumulate knowledge and experience in business operations in the United States and begin laying the groundwork for future expansion of U.S. operations
- Strengthening collaboration with Aesthetic Healthcare Holdings Pte. Ltd. ("AHH")
- Strengthening global branding and marketing

United States

Appointing Dr. Steven R. Cohen as Advisor

A globally recognized leader in plastic and craniofacial surgery, as Medical Strategy Advisor. His appointment marks a significant step in the company's strategy to expand its global footprint and enhance its medical excellence



Hiring Stephen Rodgers

At Amazon and Rakuten, he built a strong track record in global business development and M&A. In Apr 2025, he joined as a Global Head of Planning and Strategy, where he is driving the company's global expansion through new ventures and strategic alliances



Singapore

Strengthening collaboration with AHH

Launched services for local Japanese residents and hired interpreter staff

Japan

Hiring Shinya Inoue as CMO

At leading global companies such as P&G, Eli Lilly, and Adobe, Mr. Inoue has built decades of experience in brand strategy and integrated marketing with a strong focus on digital. Leveraging this extensive expertise, he aims to advance overseas business through the design and execution of its marketing processes



Ⅳ. Use of Assets, Capital Strategy

Robust Balance Sheet Positioned for Growth

- A solid financial foundation with ample cash reserves and borrowing capacity, primarily intended for future growth investments

Key Balance Sheet Figures (as of Jun 30, 2025)

US$153MM
Cash and cash equivalents

0.05x
D/E Ratio[1]

398%
Current Ratio[2]

78%
Capital Ratio[3]

Selected items from Balance Sheet

(MM US$)	Jun 30, 2025	Change	Dec 31, 2024
Total assets	**315**	**+49**	**266**
Total current assets	241	+57	184
Cash and cash equivalent	153	+28	125
Property and equipment, net	8	(1)	9
Intangible assets, net	2	(0)	2
Total liabilities	**71**	**(0)**	**71**
Current liabilities	61	(1)	61
Total Stockholder's equity	**245**	**+50**	**195**
Total SBC Medical Group Holdings Incorporated stockholders' equity	245	+50	195

*1 D/E Ratio = Total Debt / Total Stockholders' equity
*2 Current Ratio = Total current assets / Total current liabilities
*3 Capital Ratio = SBC Medical Group Holdings Incorporated's stockholder's equity / Total assets

Current Challenges of SBC's Shares

- The low liquidity of our shares makes it difficult for many institutional investors to trade
- ① Improving the supply-demand balance of shares and ② considering and implementing additional liquidity provisions in parallel

Current Challenge on SBC's Shares | **Ideal Progression for our Capital Situation**



Limited Liquidity
Current Cycle
Lack of Investors
Share Price Remains Sluggish
①Improve the supply-demand dynamics
Improving Liquidity
②Additional liquidity provision
Ideal Cycle
Investors Attention
Share Price Appreciation

Share Buy Back Result, Membership in Russell3000

- Share buybacks were implemented beginning May 2025. This had a certain positive impact on both stock price and liquidity. The company will continue to monitor market performance and implement various measures accordingly
- Added to Russell 3000 on Jun 30, 2025

Execution of Share buy back

Date	Total # of Shares Repurchased (K)	Average Acquisition Price	Total Amount (K)
5/22-5/31	78	$4.38	$343
6/1-6/30	435	$4.71	$2,049
7/1-7/22	521	$5.00	$2,609
Total	1,034	$4.83	$5,000

Added to Russell 3000

FRSE Russell	FTSE Russell calculates thousands of indexes that measure and benchmark markets and asset classes in more than 70 countries, covering 98% of the investable market globally
Benchmarking asset	About $10.6 tn（June 2024）
Effective date	2025 June 30（Monday）
Reconstitution frequency	1 year (Semi-Annually from June, 2026）

Appendix

1H25 Financial Performance Highlights

- Revenue and EBITDA decreased due to last year's business restructuring and the fee revisions in April 2025
- Net income decreased as a result of higher effective tax rates due to differences between Japanese and US accounting standards

SBC Medical Group Holdings Key Financials

Total Revenues	EBITDA[1]	EBITDA Margin[2]
$91 MM (YoY (16)%)	**$40 MM** (YoY (25)%)	**44 %** (YoY (6)pt)

Net Income attributable to SBC Medical Group Holdings Incorporated	ROE[3] (Annualized)	Basic EPS[4]
$24 MM (YoY(36) %)	**22 %** (YoY (22)pt)	**$0.23** (YoY (43)%)

[1] EBITDA = Income from operations + Depreciation and amortization expense (Non-GAAP Financials: see p.28)

[2] EBITDA Margin (%) = EBITDA / Total revenues

[3] ROE = Net income attributable to SBC Medical Group Holdings Incorporated / Average of SBC Medical Group Holdings Incorporated's stockholder's equity (beginning of the period and end of the period)

[4] EPS (basic) = Net income attributable to SBC Medical Group Holdings Incorporated / Weighted average shares outstanding

Income Statement (Consolidated)

Income Statement

(MM US$)	2Q25	% YoY	2Q24	1H25	% YoY	1H24
Total revenues	43	(18)%	53	91	(16)%	108
Franchising Revenue	10	(32)%	15	26	(13)%	30
Procurement services	16	+16%	14	30	+13%	27
Management services	5	(69)%	17	14	(57)%	32
Rental services	7	+98%	3	12	+77%	7
Other	6	+17%	5	9	(29)%	12
Cost of Revenues	13	(2)%	14	23	(21)%	29
Gross Profit	30	(24)%	39	68	(14)%	79
Operating expenses	15	+27%	12	29	+7%	27
Income from operations	15	(47)%	27	39	(25)%	52
Net income attributable to SBC Medical Group Holdings Incorporated	2	(87)%	18	24	(36)%	37

Operating Expenses

(MM US$)	2Q25	% YoY	2Q24	1H25	% YoY	1H24
Total operating expenses	15	+27%	12	29	+7%	27
Salaries and welfare	7	(14)%	8	13	(8)%	14
Depreciation and amortization expense	0	+82%	0	1	(24)%	1
Consulting and professional service fees	4	+50%	3	7	+38%	5
Office, utility and other expenses	2	n.m.	0	4	+33%	3
Other	2	+60%	1	4	+11%	4

Balance Sheet (Consolidated)

(MM US$)	Jun 30, 2025	Change	Dec 31, 2024
Total assets	**315**	**+49**	**266**
Total current assets	241	+57	184
Cash and cash equivalent	153	+28	125
Account receivable – related parties	49	+20	29
Customer loans receivable	11	+0	10
Other assets - current	29	+9	20
Total non-current assets	74	(8)	82
Property and equipment, net	8	(1)	9
Intangible assets, net	2	(0)	2
Customer loans receivable, non-current	6	+1	5
Long-term investments in MCs – related parties	19	+2	18
Other assets	39	(9)	48

(MM US$)	Jun 30, 2025	Change	Dec 31, 2024
Total liabilities	**71**	**(0)**	**71**
Total current liabilities	61	(0)	61
Accounts payable	16	+2	14
Notes and other payables, current – related parties	3	+3	0
Advances from customers – related parties	10	(1)	12
Income tax payable	14	(5)	19
Other current liabilities	17	(0)	17
Total non-current liabilities	10	+0	10
Notes and other payables, non-current – related parties	0	(0)	0
Other non-current liabilities	10	+0	10
Stockholder's equity	**245**	**+50**	**195**
SBC Medical Group Holdings Incorporated stockholders' equity	245	+50	195

Cash Flows (Consolidated)

(MM US$)	1H25	% YoY	1H24
Net cash provided by (used in) operating activities	(6)	n.m.	23
Net cash provided by (used in) investing activities	15	n.m.	(9)
Net cash provided by (used in)financing activities	7	n.m.	(0)
Effect of exchange rate changes	12	n.m.	(13)
Net change in cash and cash equivalents	28	n.m.	1
Cash and cash equivalents as of the beginning of the period	125	+21%	103
Cash and cash equivalents as of the end of the period	153	+47%	104

2Q25 Revenue Trend（vs 2Q24）

- Revenue[1] decreased year-over-year due to business restructuring and revisions of franchise fee structure



(MM US$)
(4.9)
53.1
(5.3)
(0.6)
47.2
(7.4)
+0.5
+2.2
(4.0)
+3.4
+1.4
43.4
(1.1)
42.3
2Q24
Termination of Temporary Staffing Business
Deconsolidation of SNA and Kijimadaira
Impact of Structural Changes
2Q24 adjusted
Revision of Fee Structure
Franchising Revenue (Excluding revisions to fee structure)
Procurement Revenue
Management Services Revenue (Excluding revisions to fee structure)
Rental services Revenue
Others Revenues
2Q25
FX
2Q25 Adjusted FX (Based on 2Q24)

[1]Exchange Rate(Year-To-Date Ave.)

2024H1	152.2 JPY/USD
2025H1	148.5 JPY/USD

2Q25 EBITDA[1] Trend (vs 2Q24)

- Even after business restructuring, EBITDA declined due to the impact of fee structure revisions and increased cost of sales and other operating expenses



(MM US$)
(12.5)
28.1
-0.8
27.3
-7.4
3.5
-5.1
1.1
-1.3
-2.9
15.2
-0.4
14.8
2Q24
Impact of Structural Changes on Gross Profit³
2Q24 adjusted
Revision of Fee Structure
Others Revenues
Revenue
Adjusted CGS (excluding depreciation)
Salaries and Welfare
Consulting and professional service fees
others
Operating Expenses
2Q25
FX
2Q25 adjusted FX (Based on 2Q24)

[1] EBITDA = Income from operations + Depreciation and amortization expense (Non-GAAP Financials: see p.28)

[2] Cost impact from the termination of the staffing business is estimated based on contract terms

[3] Exchange Rate(Year-To-Date Ave.) 2024H1 152.2 JPY/USD; 2025H1 148.5 JPY/USD

1H25 Revenue Trend（vs 1H24）

- Revenue[1] increased year-over-year, excluding the impact of business restructuring



(MM US$)
(5.1)
107.9
(10.8)
(3.5)
93.6
(7.4)
+1.2
+3.4
(5.4)
+5.4
(0.0)
90.7
(2.2)
88.5
1H24
Termination of Temporary Staffing Business
Deconsolidation of SNA and Kijimadaira
Impact of Structural Changes
1H24 adjusted
Revision of Fee Structure
Franchising Revenue (Excluding revisions to fee structure)
Procurement Revenue
Management Services Revenue (Excluding revisions to fee structure)
Rental services Revenue
Others Revenues
1H25
FX
1H25 Adjusted FX (Based on 1H24)

[1]Exchange Rate(Year-To-Date Ave.)

	2024H1	152.2 JPY/USD
	2025H1	148.5 JPY/USD

1H25 EBITDA[1] Trend (vs 1H24)

- Even after business restructuring, higher cost of goods sold and other operating expenses led to a decline in EBITDA

(MM US$)



(11.9)
53.6
-2.7
50.9
-7.4
4.5
-5.9
1.2
-2
-1.3
40.0
-1
39.0
1H24
Impact of Structural Changes on Gross Profit³
1H24 adjusted
Revision of Fee Structure
Others Revenues
Adjusted CGS (excluding depreciation)
Salaries and Welfare
Consulting and professional service fees
others
1H25
FX
1H25 adjusted FX (Based on 1H24)
Revenue
Operating Expenses

[1] EBITDA = Income from operations + Depreciation and amortization expense (Non-GAAP Financials: see p.28)

[2] Cost impact from the termination of the staffing business is estimated based on contract terms

[3] Exchange Rate(Year-To-Date Ave.) 2024H1 152.2 JPY/USD; 2025H1 148.5 JPY/USD

Non-GAAP Financial Measures

- This presentation may reference certain non-GAAP financial measures. Reconciliations of such measures to the most directly comparable GAAP measures are shown below

Reconciliation Table on Non-GAAP Financials

	（MM US$）	**2Q25**	**2Q24**	**1H25**	**1H24**
(A)	Total Revenues	43	53	91	108
(B)	Income from operations	15	27	39	52
(C)	Depreciation and amortization expense	1	1	1	2
(D) =(B)+(C)	**EBITDA**	15	28	40	54
(E) =(D)／(A)	***EBITDA Margin***	35%	53%	44%	50%

Thank you

SBC Medical Group Holdings Incorporated / ir@sbc-holdings.com
ICR, LLC / US Investor Contact / +1 (646) 277 1200 /William.Zima@icrinc.com

SBC Medical Group Holdings, Inc.